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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 16, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)
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
        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188
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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 5.       Other Events

         On June 16, 1999, Citizens Utilities Company announced that it had reached definitive agreements to purchase approximately 530,000 access lines in nine states from U S WEST Communications, Inc. The press release and the Form of Agreement for Purchase and Sale are filed as exhibits to this Current Report on Form 8-K.


Item 7.       Financial Statements and Exhibits

              (c) Exhibits Index

              Exhibit 99A -         Press Release issued  by Citizens Utilities
                                    Company on June 16, 1999

              Exhibit 99B -         Form of  Agreement  for  Purchase and
                                    Sale of Telephone Exchanges, dated as of June 16, 1999, between Citizens Utilities
                                    Company and U S WEST Communications, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U S WEST, Inc.
                                 (Formerly "USW-C, Inc.")


                             By: /s/ JILL A. GILPIN
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                                 Jill A. Gilpin
                                 Assistant Secretary

Dated:        June 17, 1999